EXHIBIT 32.1

CERTIFICATION
The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to our knowledge:
1.The quarterly report on Form 10-Q of Rayonier Inc. (the "Company") for the period ended June 30, 2020 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 10, 2020

/s/ DAVID L. NUNES	/s/ MARK MCHUGH
David L. Nunes	Mark McHugh
President and Chief Executive Officer, Rayonier Inc.	Senior Vice President and Chief Financial Officer, Rayonier Inc.